Capital Group U.S. Equity Fund Prospectus Supplement April 1, 2026 (for the most recent prospectus)

The following is added to the section titled “The Capital SystemTM” in the “Management and organization” section of the statutory prospectus:

Irfan M. Furniturewala, Partner, Capital International Investors, serves as an equity portfolio manager for the fund. Irfan has been an investment professional since 2001 (all with Capital Research and Management Company or affiliate). He has been managing in the fund since 2026.

Greg Miliotes no longer manages money in the fund.

Keep this supplement with your prospectus.

Lit. No. MFGESU-019-0426P CGD/10039-S101624

Capital Group U.S. Equity Fund Statement of Additional Information Supplement April 1, 2026 (for the most recent statement of additional information)

The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of the statement of additional information is amended solely to remove Greg Miliotes and to add Irfan M. Furniturewala as set forth below. Footnotes to the table in the statement of additional information remain unchanged.

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
Irfan M. Furniturewala	$100,001 - $500,000	5	$465.3	3	$12.43	4	$6.36

Keep this supplement with your statement of additional information.

Lit No. MFGESU-021-0426O CGD/10149-S110782